                             LETTER OF TRANSMITTAL
                       TO TENDER SHARES OF COMMON STOCK
                                      OF
                            CEDAR INCOME FUND, LTD.
                       PURSUANT TO THE OFFER TO PURCHASE
                           DATED JANUARY 12, 1998 BY
                               CEDAR BAY COMPANY

-------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT
    NEW YORK CITY TIME, ON FEBRUARY 10, 1998, UNLESS THE OFFER IS EXTENDED
-------------------------------------------------------------------------------

                       The Depositary for the Offer is:

                             THE BANK OF NEW YORK

        By Mail:                      By Facsimile:                 By Hand or Overnight Courier:

    Tender & Exchange        (For Eligible Institutions Only)             Tender & Exchange
       Department                    (212) 815-6213                          Department
      P.O. Box 11248                                                     101 Barclay Street
   Church Street Station      Confirm Facsimile By Telephone:        Receive and Deliver Window
    New York, New York               1-800-507-9537                   New York, New York 10286
       10286-1248

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

[ ] CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED
  DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.
  PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Names(s) of Registered
Holders(s):_________________________________________________________________

Window Ticket Number (if
any):_______________________________________________________________________

Date of Execution of Notice of Guaranteed
Delivery:___________________________________________________________________

Name of Institution which Guaranteed
Delivery:___________________________________________________________________

-------------------------------------------------------------------------------------------------------
                                    DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------
 Name(s) and Address(es) of Registered Holder(s)                 Share Certificate(s) and
  (Please fill in, if blank, exactly as name(s)                     Share(s) Tendered
       appear(s) on share certificate(s))                 (Attach additional list if necessary)
-------------------------------------------------  ----------------------------------------------------
                                                                    Total Number of Shares
                                                       Share             Represented          Number
                                                    Certificate           by Share            of Shares
                                                     Number(s)*        Certificate(s)*       Tendered**
                                                   ----------------------------------------------------
                                                   ----------------------------------------------------

                                                   ----------------------------------------------------

                                                   ----------------------------------------------------

                                                   ----------------------------------------------------
                                                    Total Shares
-------------------------------------------------------------------------------------------------------
  * Need not be completed by book-entry stockholders.
 ** Unless otherwise indicated, it will be assumed that all Shares represented by certificates delivered to the Depositary are being tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------

-----------------------------------------------     -----------------------------------------------------
  SPECIAL PAYMENT INSTRUCTIONS                                SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)                            (See Instructions 1, 5, 6  and 7)

To be completed ONLY if Share Certificates              To be completed ONLY if Share Certificates
not tendered or not purchased and/or the                not tendered or not purchased and/or the
check for the purchase price of Shares pur-             check for the purchase price of Shares pur-
chased are to be issued in the name of some-            chased are to be sent to someone other than
one other than the undersigned, or if Shares            the undersigned, or to the undersigned at an
tendered by book-entry transfer which are not           address other than that shown on the front
purchased are to be returned by credit to an            cover:
account maintained at a Book-Entry Transfer
Facility other than that designated on the              Mail check and/or certificates to:
front cover:
                                                        Name:_________________________________________
                                                                        (Please Print)
   Issue check and/or certificates to:                  Address:______________________________________

Name:__________________________________________         ______________________________________________
              (Please Print)                                          (Include Zip Code)
Address:_______________________________________         ______________________________________________
                                                       (Taxpayer Identification or Social Security No.)
_______________________________________________             (See substitute Form W-9 on back cover)
            (Include Zip Code)
_______________________________________________
(Taxpayer Identification or Social Security No.)
     (See substitute Form W-9 on back cover)
-----------------------------------------------     -----------------------------------------------------

                                   SIGN HERE

                     (Please complete Substitute Form W-9)

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                           (Signature(s) of Owner(s)
 Dated:
       --------------------------------

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. See Instruction 5).

 Name(s)
        -----------------------------------------------------------------------
                                (Please Print)
 Capacity (Full Title):
                       --------------------------------------------------------
 Address:
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                              (Include Zip Code)

 Area Code and Telephone Number:
                                -----------------------------------------------

 Tax Identification or Social Security No.:
                                           ------------------------------------
                                                (See Substitute Form W-9)


                           GUARANTEE OF SIGNATURE(S)
                   (If Required -- see Instructions 1 and 5)

 Authorized Signature:
                      ---------------------------------------------------------
 Name:
      -------------------------------------------------------------------------
 Name of Firm:
              -----------------------------------------------------------------
 Address:
         ----------------------------------------------------------------------

 ------------------------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number:
                                -----------------------------------------------
 Dated:
       ------------------------------------------------------------------------

Ladies and Gentlemen:

     The undersigned hereby tenders to Cedar Bay Company, a New York general partnership (the "Purchaser"), the above-described shares of Common Stock, par value $1.00 per share (the "Shares"), of Cedar Income Fund, Ltd., an Iowa business corporation ("the Company"), at a price of $7.00 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated January 12, 1998 ("Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve the Purchaser of its obligation under the Offer or prejudice the rights of tendering shareholders to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns, and transfers to, or upon the order of Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares or any distribution (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities or the issuance of rights for the purchase of any securities) with respect to the Shares that is declared or paid by the Company on or after January 12, 1998 and is payable or distributable to stockholders of record on a date prior to the transfer into the name of Purchaser or its nominees or transferees on the Company's stock transfer records of the Shares purchased pursuant to the Offer (a "Distribution"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and any Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver certificates representing ownership of Shares (and any Distributions), or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facilities, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and any Distributions) for transfer on the books of the Company and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms of the Offer.

     The undersigned hereby irrevocably appoints Leo S. Ullman and Brenda Walker, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and any Distributions) which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting) of the Company, or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in the Company and in the Shares, and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and any Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions relating thereto) and that, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distributions relating thereto). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all other Distributions in respect to the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by Purchaser in its sole discretion.

     All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 8 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates representing Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at such Book-Entry Transfer Facility as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. GUARANTEE OF SIGNATURES.

     No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of the Shares tendered herewith, unless such holder has completed either (1) the box entitled "Special Delivery Instructions" or (2) the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.


2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES.

     This Letter of Transmittal is to be used either if certificates representing Shares ("Share Certificates") are to be forwarded herewith or, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 8 of the Offer to Purchase. Share Certificates, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at a Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 8 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in
Section 8 of the Offer to Purchase.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal or facsimile thereof, waive any right to receive any notice of the acceptance of their Shares for payment.


3. INADEQUATE SPACE.

     If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.


4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

     If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such case, new certificate(s) for the remainder of the Shares that were evidenced by your old certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.


5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

6. STOCK TRANSFER TAXES.

     Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.


7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS.

     If a check is to be issued in the name of and/or certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at such Book-Entry Transfer Facility as such stockholder may designate hereon. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.


8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Requests for assistance may be directed to the Information Agent at its address set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent or to brokers, dealers, commercial banks or trust companies.


9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

     Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") and certify that such TIN is true, correct and complete on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and the payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

     Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary.


     The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.


10. LOST, DESTROYED OR STOLEN CERTIFICATES.


     If any certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Transfer Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.


     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY THEREOF) TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

       TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS (SEE INSTRUCTION 9)
                       PAYER'S NAME: THE BANK OF NEW YORK

----------------------------------------------------------------------------------------------------------------------
                               PART I - PLEASE PROVIDE YOUR TAXPAYER                      --------------------------
                               IDENTIFICATION NUMBER ("TIN") IN THE BOX AT                 Social Security Number(s)
                               RIGHT AND CERTIFY BY SIGNING AND DATING                               OR
           SUBSTITUTE          BELOW.                                                     --------------------------
             FORM                                                                           Employer Identification
              W-9                                                                                  Number(s)
                               ---------------------------------------------------------------------------------------
                               PART 2 -- CERTIFICATION -- Under penalties of                      Part 3 --
                               perjury, I certify that:                                         Awaiting TIN
       Department of the       (1) the number shown on this form is my correct Tax-                 [ ]
          Treasury             payer Identification Number (or I am waiting for a
   Internal Revenue Service    number to be issued to me) and                            -----------------------------

      Payer's Request for      (2) I am not subject to backup withholding because
    Taxpayer Identification        (a) I am exempt from backup withholding, or (b) I               Part 4 --
          Number (TIN)              have not been notified by the Internal Revenue               Awaiting TIN
                                    Service ("IRS") that I am subject to backup with-                [ ]
                                    holding as a result of a failure to report all interest
                                    or dividends, or (c) the IRS has notified me that I
                                    am no longer subject to backup withholding.
                               ---------------------------------------------------------------------------------------
                               Certification Instructions -- You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
----------------------------------------------------------------------------------------------------------------------

 Signature                                                                Date:
          ---------------------------------------------------------------      -----------------------
 1998
----------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9

-------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
   (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded to me if I provide a taxpayer identification number within 60 days.


                                                                       , 1998
   ----------------------------------------------     -----------------
                     Signature                                 Date
-------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

     FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF CEDAR INCOME FUND, LTD. OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ITS ADDRESS SET FORTH
BELOW:


                       THE DEPOSITARY FOR THE OFFER IS:

                             THE BANK OF NEW YORK

        By Mail:                      By Facsimile:                 By Hand or Overnight Courier:

    Tender & Exchange        (For Eligible Institutions Only)             Tender & Exchange
       Department                    (212) 815-6213                          Department
      P.O. Box 11248                                                     101 Barclay Street
   Church Street Station      Confirm Facsimile By Telephone:        Receive and Deliver Window
    New York, New York               1-800-507-9537                   New York, New York 10286
       10286-1248

     Questions and requests for assistance may be directed to the Information Agent at its address and telephone number listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:



                                    GEORGESON
                                 & COMPANY INC.
                                 --------------

                               Wall Street Plaza
                           New York, New York 10005
                Banks and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll-Free: (800) 223-2064